Exhibit 10.1
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

The purpose of this modification is to:

a)
Update the Contractor’s name from Emergent BioDefense Operations Lansing Inc. to Emergent BioDefense Operations Lansing LLC in accordance with the change of name agreement (attachment 1) and letter dated February 28, 2011 (attachment 2);

b)	Incoporate FAR Clause 52-217.6, Option to Increase Quantity to Section I.2 as shown in full text below;
c)	Increase and fund CLIN 0005 by [**] doses at the contracted price of $[**];
d)	As a result of this modification, total doses for CLIN 0005 is now [**] as Section B below;
e)	Increase and fund CLIN 0008 by [**] trucks at the contracted price of $[**];
f)	As a result of this modification, total truckloads for CLIN 0008 is now [**] as shown in Section B below;
g)	As a result of this modification, total contract value and total funding are increased by $100,609,440.00 from $405,685,512.00 to $506,294,952.00;
h)	Incorporate the following dose pricing structure for 4 year dated lots with less than [**] months expiration at the time of delivery:
[**]-year product (≥ [**] months to <[**] months) - $[**] per dose
[**]-year product ( ≥ [**] months to <[**] months) - $[**] per dose
i)	Update the Forecasted Delivery Schedule as shown in J.7 (attachment 3).

Section B:

ITEM	SUPPLIES / SERVICES	QTY/UNIT	UNIT PRICE	EXTENDED PRICE
0005	BioThrax	[**]	$[**]	$[**]

Line(s) Of Accounting: 921ZFXP 2642 2011 75-X-0943 5664311101 $[**] 9390110 2642 2011 75 -X-0943 5664311101 $[**] 939ZFCF 2642 2011 75-X-0943 5664311101 $[**] 939ZKZY 2642 2011 75-11-0943 5623RF1101 $[**] 939ZKZZ 2642 2011 75-11-0943 5623RF1101 $[**] 939ZLRW 2642 2011 75-11-0943 5623RF1101 $[**]

0008	Shipping to SNS shipping tc SNS for CLIN 0005	[**]	$[**]	$[**]
Line(s) Of Accounting: 939ZFCF2642 201I 75-X-0943 5664311101 $[**] 939ZKZZ 2642 2011 75-11-0943 5623RF1101 $[**] 939ZLRW 2642 2011 75-11 -0943 5623RF1101 $[**]

I.2

52.217-6 Option for Increased Quantity (Mar 1989)
The Government may increase the quantity of supplies called for in the Schedule at the unit price specified. The Contracting Officer may exercise the option by written notice to the Contractor at any time during contract performance. Delivery of the added items shall continue at the same rate as the like items called for under the contract, unless the parties otherwise agree.

Attachment 1

Change of Name Agreement

Change-of-Name Agreement

Emergent BioDefense Operations Lansing Inc. (“Contractor”), a corporation duly organized and existing under the laws of Michigan, and the United States of America (“Government”), enter into this Agreement as of December 1, 2010.

(a)	The parties agree to the following facts:

(1) The Government, represented by various Contracting Officers of the Centers for Disease Control and Prevention (PGO), has entered into a contract with Emergent BioDefense Operations Lansing Inc., namely Contract Number 200-2009-30162. The term “the contracts” as used in this Agreement, means the above contracts and all other contracts, including all modifications, made by the Government and the Contractor before the effective date of this Agreement (whether or not performance and payment have been completed and releases executed if the Government or the Contractor has any remaining rights, duties, or obligations under these contracts).

(2) Emergent BioDefense Operations Lansing Inc. filed a Certificate of Conversion with the Michigan Department of Energy, Labor & Economic Growth, Bureau of Commercial Services, Corporation Division dated November 22, 2010 and has changed its corporate name to Emergent BioDefense Operations Lansing LLC effective December 1, 2010.

(3) This amendment accomplishes a change of corporate name only and all rights and obligations of the Government and of the Contractor under the contracts are unaffected by this change.

(4) Documentary evidence of this change of corporate name has been filed with the Government,

(b)	In consideration of these facts, the parties agree that:

(1) The contracts covered by this Agreement are amended by substituting the name “Emergent BioDefense Operations  Lansing LLC” for the name “Emergent BioDefense Operations Lansing Inc.” wherever it appears in the contracts; and

(2) Each party has executed this Agreement as of the day and year first written above.

United States of America:

By:

Name:

Title:

Emergent BioDefense Operations Lansing LLC:

By:  /s/ R. Don Elsey

Name:  R. Don Elsey

Title:  Treasurer

Certificate

I, Jay G. Reilly, certify that I am the Secretary of Emergent BioDefense Operations Lansing LLC; that R. Don Elsey, who signed this Agreement for this corporation, was then the Treasurer of this corporation; and that this Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers.  Witness my hand and the seal of this corporation this 3rd day of March 2011.

By:  /s/ Jay G. Reilly

Attachment 2

Emergent Letter Dated February 28, 2011

February 28, 2011	Emergent BioSolutions Inc. 2273 Research Blvd., Suite 400 Rockville, MD 20850
t 301 795 1800 f 301 795 1899 www.emergentbiosloutions.com
Christine N. Godfrey

Contracting Officer

Centers for Disease Control and Prevention (PGO)

Building & Facilities Contracts Branch

2920 Brandywine Road, MS-K71

Atlanta, GA 30341-5539

RE:           Contract No.: 200-2009-30162 (the “Contract”)
Emergent BioDefense Operations Lansing LLC

Dear Ms. Godfrey:

As General Counsel for Emergent BioSolutions Inc. (the “Company”), the parent company of Emergent BioDefense Operations Lansing LLC (“EBOL”), I have been requested to furnish you an opinion with respect to the conversion of Emergent BioDefense Operations Lansing Inc., a Michigan corporation, to Emergent BioDefense Operations Lansing LLC, a Delaware limited liability company (the “Conversion”) effective December 1, 2010.

As a basis for this opinion, I have received and reviewed the following documents related to the Conversion: the Limited Liability Company Agreement of Emergent BioDefense Operations Lansing LLC; the Certificate of Conversion filed with the Delaware Department of State, Division of Corporations; the Certificate of Formation for “Emergent BioDefense Operations Lansing LLC” filed with the Delaware Department of State, Division of Corporations; the Certificate of Conversion filed with the Michigan Department of Energy, Labor & Economic Growth, Bureau of Commercial Services, Corporation Division; and the Application for Certificate of Authority to Transact Business in Michigan with respect to “Emergent BioDefense Operations Lansing LLC” filed with the Michigan Department of Energy, Labor & Economic Growth, Bureau of Commercial Services, Corporation Division. The opinion expressed herein as to the valid existence and good standing of the Company is based solely on a certificate of legal existence and good standing issued by the Secretary of State of the State of Delaware, dated as of December 1, 2010, and the opinion with respect to such matters is rendered as of the date of such certificate and limited accordingly.

Based upon and subject to the foregoing, I am of the opinion that EBOL is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to conduct its business as it is, to my knowledge, currently conducted.

This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and I disclaim any obligation to

Christine N. Godfrey

February 28, 2011

advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

This opinion is rendered only to you and is solely for your benefit in connection with the administration of the Contract. This opinion may not be relied upon by you for any other purpose, nor may this opinion be provided to, quoted to or relied upon by any other person or entity for any purpose without my prior written consent.

Any questions concerning the foregoing opinion should be communicated to me at 301-795-1873.

Very truly yours,

/s/ Jay G. Reilly

Jay G. Reilly

Vice President, Legal Affairs and

General Counsel

Attachment 3

Forecasted Delivery Schedule

J.7 Forecasted Delivery Schedule

CLIN	Delivery #	Lot	Ship Date	Expected Doses	Delivered Doses	Cum Doses	Date Accepted

[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]		[**]	[**]	[**]
			Total CLIN 1 Doses	[**]
			Remaining in CLIN 1 to Deliver		[**]	Delivered CLIN 1

[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]		[**]	[**]	[**]
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[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]		[**]	[**]	[**]
			Total CLIN 2 Doses	[**]
			Remaining in CLIN 2 to Deliver		[**]	Delivered CLIN 2

[**]	[**]	[**]	[**]		[**]	[**]	[**]
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[**]	[**]	[**]	[**]		[**]	[**]	[**]
			Total CLIN 3 Doses	[**]
			Remaining in CLIN 3 to Deliver		[**]	Delivered CLIN 3

[**]	[**]	[**]	[**]		[**]	[**]	[**]
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[**]	[**]	[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]		[**]	[**]	[**]
			Total CLIN 4 Doses	[**]
			Remaining in CLIN 4 to Deliver		[**]	Delivered CLIN 4

[**]	[**]	[**]	[**]		[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]		[**] :
			Total CLIN 5 Doses	[**]
	Added Doses		Remaining in CLIN 5 to Deliver	[**]	[**]	Delivered CLIN 5
for Mod # 12
	[**]		Total Contract Doses	[**]
			Remaining in contract to Deliver	[**]	[**]	Delivered total contract

			~Number of lots Remaining (~[**]k/lot)	[**]